                                         Exhibit 10.1
                                         ------------



                    FIFTH AMENDMENT dated as of March 19, 1999 (this

               "Amendment"), among CHOICE HOTELS INTERNATIONAL, INC., a Delaware
                ---------
               corporation (the "Borrower"), the undersigned financial
                                 --------
               institutions party to the Credit Agreement referred to below (the "Lenders"), and THE CHASE MANHATTAN BANK, as agent for the
                -------
               Lenders (in such capacity, the "Agent").
                                               -----

          A. Reference is made to the Competitive Advance and Multi-Currency Credit Facilities Agreement dated as of October 15, 1997, as amended (the

"Credit Agreement") among the Borrower, the Lenders and the Agent.  Capitalized
-----------------
terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to do so, subject to the terms and conditions of this Amendment.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment to Article 1.  The definition of "Consolidated
                      -----------------------
Net Worth" contained in Article I of the Credit Agreement is hereby amended as of the Effective Date to read in its entirety as follows:

          "Consolidated Net Worth" shall mean, as at any date of determination,
           ----------------------
          the consolidated stockholders' equity of the Borrower and its consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP consistently applied, but excluding the reduction in stockholders' equity resulting from Choice's cancelation on December 28, 1998 of a $17,000,000 receivable from Sunburst in return for the cancelation of Sunburst's option to acquire the MainStay Suites brand.

          To the extent any Default or Event of Default shall have occurred under Section 6.13 of the Credit Agreement that would not have occurred if the foregoing amendment had been effective on December 28, 1998, the undersigned Lenders hereby waive such Defaults or Events of Default.

          SECTION 2.  Representations, Warranties and Agreements.  The Borrower
                      -------------------------------------------
hereby represents and warrants to and agrees with each Lender and the Agent that:

          (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment.

          (c) The execution, delivery and performance by the Borrower of this Amendment (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

          (d) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principals of equity.

          (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

          SECTION 3.  Conditions to Effectiveness.  This Amendment shall become
                      ----------------------------
effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):
                ------------------------

          (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Agent and the Required Lenders.

          (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

          (d) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

          SECTION 4.  Credit Agreement.  Except as specifically stated herein,
                      -----------------
the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Loan Agreement as modified hereby.

          SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      ---------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6.  Counterparts.  This Amendment may be executed in any
                      -------------
number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Expenses.  The Borrower agrees to reimburse the Agent for
                      ---------
its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                             CHOICE HOTELS INTERNATIONAL, INC.

                                               by
                                                  /s/ Michael J. DeSantis
                                                  -------------------------
                                                  Name:  Michael J. Desantis
                                                  Title: Senior Vice President


                                             THE CHASE MANHATTAN BANK,
                                             individually and as Issuing Bank
                                             and Agent

                                               by
                                                   /s/ Stephanie Parker
                                                  ---------------------------
                                                  Name:  Stephanie Parker
                                                  Title: Vice President


                                             BANK OF TOKYO - MITSUBISHI TRUST
                                             COMPANY

                                               by
                                                 ----------------------------
                                                 Name:
                                                 Title:


                                             CRESTAR BANK

                                               by
                                                   /s/ Diane E. Bauman
                                                  ----------------------------
                                                 Name:  Diane E. Bauman
                                                 Title: Vice President


                                             THE DAI-ICHI KANGYO BANK, LTD.

                                               by
                                                   /s/ Bertram Tang
                                                  ----------------------------
                                                 Name:  Bertram Tang
                                                 Title: Vice President & Group
                                                        Leader


                                             FIRST NATIONAL BANK OF MARYLAND

                                               by
                                                   /s/ Michael B. Stueck
                                                  ----------------------------
                                                 Name:  Michael B. Stueck
                                                 Title: Vice President

                                             FIRST UNION NATIONAL BANK

                                               by
                                                   /s/ Barbara K. Angel
                                                  --------------------------
                                                 Name:  Barbara K. Angel
                                                 Title: Vice President


                                             THE FUJI BANK, LIMITED

                                               by
                                                   /s/ Raymond Ventura
                                                  ---------------------------
                                                 Name: Raymond Ventura
                                                 Title: Vice President & Manager


                                             GENERAL ELECTRIC CAPITAL CORP.

                                               by
                                                   /s/ William E. Magee
                                                  ---------------------------
                                                 Name:  William E. Magee
                                                 Title: Duly Authorized
                                                        Signatory


                                             THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, NEW YORK BRANCH

                                               by
                                                   /s/ William Kennedy
                                                  ----------------------------
                                                 Name: William Kennedy
                                                 Title: Vice President


                                             THE LONG TERM CREDIT BANK OF
                                             JAPAN, LTD., NEW YORK BRANCH

                                               by
                                                   /s/ Junichi Ebihara
                                                  ----------------------------
                                                 Name: Junichi Ebihara
                                                 Title: Deputy General Manager


                                             MELLON BANK, N.A.

                                               by
                                                   /s/ G.B. Mateer
                                                  ----------------------------
                                                 Name:  G.B. Mateer
                                                 Title: Vice President

                                             MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK

                                               by
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                             NATIONSBANK, N.A.

                                               by
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                             THE SANWA BANK, LIMITED,
                                             NEW YORK BRANCH

                                               by
                                                   /s/ Dominic J. Sorresso
                                                  ---------------------------
                                                 Name:  Dominic J. Sorresso
                                                 Title: Vice President


                                             SUMMIT BANK

                                               by
                                                   /s/ Edward Tessalone
                                                  ---------------------------
                                                 Name: Edward Tessalone
                                                 Title: Vice President